Exhibit 10.20

Exploration License

Dated 17/5/2010

The Honourable Bryan Alexander Green MP (“Minister”)

and

Great South Land Minerals Limited. (“Licensee”)

The Crown Solicitor of Tasmania

GPO Box 825

Hobart 7001

Phone:

(03) 6233 3409

Fax (03) 6233 2874

Email:

crown.solicitor@justice.tas.gov.au

Exploration Licence

Contents

I	Definitions and interpretation	2
IA	Definitions	2
1.2	Interpretation	3

2	Grant of Licence	5
2.1	Grant	5
2.2	Term	5

3	Rent
4	Conditions of Licence	5

5	Licensee’s failure to comply with a condition	6
5.1	Minister may remedy default	6
5.2	Licensee must reimburse Minister	6

6	LIcensee’s covenants	6
6.1	Covenants	6

7	Increased security deposit	7

8	Licensee’s indemnities and waiver	7
8 1	Licensee indemnifres Minister for third party risk	7
8 2	Licensee indemnifies Minister against loss and damage	8
8 3	Waiver of rights of recovery from the Minister	8
8.4	Nature of indemnities and waiver	8

9	Insurance	5
9,1	Licensee to insure	8
9.2	Crown to be named as principal	9
9.3	Licensee to notify Director	9
9.4	Evidence of insurance	9
9 5	Minister may insure	10
9.6	Licensee not to prejudice insurance	10

10	Licence to use Reports	10
10.1	Grant of licence	10
10.2	Licensee does not warrant ownership	10
10 3	Confidentiality of Reports	10
I 0:.4	Moral Rights consent from Licensee	11
10 5	Moral Rights consent from third party authors	11
10.6	Supply of documentary evidence	11

1

11	Goods and Services Tax	11
11.1	GST exclusive	11
11.2	Tax invoice	11
11.3	Entitlement to input tax credit	11
11.4	Defined terms in GST Act apply	12

12	Notices	12
12.1	Giving a notice	12
12.2	Serving a notice	12
12.3	Sufficiency of notice etc	12
12.4	Signatures	12

13	Exercise of powers	13
13.1	Minister may delegate	13
13.2	Minister’s consent	13

14	Governing law and jurisdiction	13
14.1	Law of Tasmania	13
14,2	Proceedings issued under or about this Licence	13

15	Confidentiality	13

Schedule 1		15
The Licence Area		15
Excluded Areas		15
Addresses for service of notices		15

Schedule 2		16
Item 1	(Refer clause 1.1, “Authorised Purpose”)	16
Item 2	(Refer clauses 1.1, and 6.1 “Covenants”)	16
Item 3	(Refer clause 1.1, “Deposit”)	16
Item 4	(Refer clause 1.1, “Term”)	16
Item 5	(Refer clause 9.1 (a))	16

Schedule 3		17

Special Provisions		17

Map of the Licence Area		18

Map of the Excluded Areas		19

2

ExpIoration Licence 14/2009

Details

Parties

Minister, Licensee

Minister

Name

The Honourable Bryan Alexander Green

MP, (“the Minister” which expression,

where the context admits or requires.

includes the Minister’s successors in office

and a person acting as such Minister for the

time being).

Address

The Director of Mines,

P0 Box 56 Rosny Park, Tasmania 7018

Telephone:

03 6233 8341

Fax

03 6233 8338

Attention

The Director of Mines

Licensee

Name

Great Smith Land Minerals Limited.

(“Licensee”).

Incorporated in

Hobart

Registration

A.C.N. 068 650 386

Number

Address

3/65 Murray Street, Hobart, TAS 7000

Telephone

03 6231 3529

Fax

03 6234 9075

Attention

Mr Malcolm Bendall

Recitals

A

The Minister has decided to grant the Licensee’s

application under the Act for an exploration licence over

the Licence Area, subject to the terms and conditions in

this Licence and the provisions of the Act.

B

The Minister is satisfied that the Licensee has satisfied

the conditions, and done the things, requlred tobe

satisfied and done for the issue of an exploratlon licence

under the Act.

Date of

See Signing page

Licence

1

General terms

Definitions and interpretation

1.1

Definitions

In this Iicence unless the contrary intention appears, or the context requires otherwise:

“Act” means the Mineral Resources Development Act 1995;

“Authorised Purpose” means to Explore in the Licence Area, for minerals of the Category (as defined in the Act) shown in Item I of Schedule 2;

“Business Day” means a day on which authorised deposit-taking institutions (as defined in the Banking Act 1959 (CwIth)) in Hobart are open for general banking business excluding, Saturdays, Sundays and public holidays;

“Deposit” means the sum shown in Item 3 of Schedule 2, determined by the Minister as the security deposit under the Act for this licence, as varied under clause: 7;

“Director” means the Director of Mines appointed under section 8 of the Act;

“Expenditure Commitment” means the sum in Item 2 in Schedule 2:.

“Exploration Prograrn” means:

(a)

the program for years one and two in Item 2 in Schedule 2; and

(b)

for each subsequent year, the program for that year approved by the Director;

“Explore” has the same meaning as in the Act; “Insolvent” means, for a natural, person:

(a)

having committed an act of bankruptcy;

(b)

 being made bankrupt; or

(c}

being subject to an arrangement under part IV of the Bankruptcy Act 1966 (Cwlth);

and for a corporation:

(d)

being wound up (other than ‘for the purpose of restructure);

(e)

 having a controller appointed;

(f)

coming under administration under the Corporations Act 2001 (Cwlth);

(g)

being subject to an order for winding up or reconstruction: or

(h)

having a receiver, a receiver and manager, an agent in possession, a trustee or guardian appointed to the property of the corporation;

“Inspector” has the same meaning as in the Act;

“Intellectual Property” means all copyright, patents, registered and unregistered trademarks, registered designs, trade secrets and know-how and all other intellectual property rights resulting from intellectual activity;

“Interest Rate” means the aggregate of two per cent (2%) per annum and the same rate as the rate prescribed for the purposes of section 36(a)(ii) of the Crown Lands Act 1976;

“Licence” means this exploration licence issued under the Act;

“Licence Area” means the land described in Schedule 1.:

“Legislative RequIrements” means Acts, Ordinances, regulations. by- laws, orders, awards and proclamations of the Commonwealth. the State or a local government body exercising lawful jurisdiction;

“Moral Rights” means:

(a)

a right of attribution of authorship;

(b)

a right not to have authorship falsely attributed; or

(c)

a right of integrity of authorship; granted to creators under the Copyright Act 1968 (Cwlth);

“Rent” means the annual rent prescribed under the Act:

“Reports” means the reports that the Licensee submits to the Director under the Act;

“Special Provisions” means the terms in Schedule 3;

“Term” means 2 years from the date in Item 4 of Schedule. 2.

1.2

Interpretation

In this Licence, unless the contrary intention is expressed:

(a)

a reference to this Licence includes its schedules, appendices. annexures and attachments, and any variation or replacement of any of it;

(b)

a reference to a statute, ordinance, code, or other legislative instrument includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)

the singular includes plural and conversely;

(d)

a reference to a gender includes reference to each other gender;

(e)

a reference to a person includes:

(i)

an individual, a firm, a body corporate., an unincorporated association or a statutory or responsible authority or other authority, as  constituted from time to time; and

(ii)

the person’s executors, administrators, successors and Permitted assigns;

(f)

an agreement, representation or warranty by, or for,  two or more persons binds, or is for their benefit; together and separately;

(g)

a covenant forbidding a person from doing something, also forbids that person from authorising or allowing another person to do it;

(h)

a reference to any thing (including an amount) is a reference to all or any part of it, and a reference to a group of persons is a reference to any one or more of them;

(i)

a reference to a clause, paragraph, schedule, annexure or appendix, is a reference to a clause, paragraph, schedule, annexure or appendix in or to this Licence;

(j)

a reference to a day is to be interpreted as the period of time starting at midnight and ending twenty-four (24) hours later;

k)

a reference to a month or a year means a calendar month or a calendar year respectively;

(l)

words or phrases derived from a defined word have a corresponding meaning to the defined word:

(m)

 a term of inclusion is not to be interpreted as a term of limitation;

(n)

all payments referred to in or to be made under, this Licence must be in Australian. dollars;

(o)

a reference to the payment of money within a specified time, means the full clearance of any cheque into the payees account within that time;

(p)

it operates under Tasmanian time;

(q)

headings are included for convenience only and do not form part of it and are not be used in its interpretation;

(r)

an uncertainty or ambiguity in the meaning of a provision is not to he interpreted against a party only because that party prepared the provision;

(s)

if a day appointed, for the payment of money or the performance of an act, falls on a day that is not a Business Day, then the day for the payment of that money or the performance of that act will instead be the Business Day immediately following the appointed day; and

(t)

“writing” includes typing, lithography, photography and other modes of representing or reproducing words, figures, diagrams and symbols in a tangible and visible form.

2

Grant of Licence

2.1

Grant

In consideration of the Licensee paying the Rent and undertaking the Exploration: Program, the Minister, acting under section 20(l) of the Act, issues a licence: to the Licensee exclusively for the Authonsed Purpose, subject to:

(a)

the terms and conditions in this Licence; and

(b)

the provisions of the Act,

2.2

Term

This Licence is in force for the Term, unless revoked earlier.

3

Rent

The Licensee must pay the Rent as required under the Act.

4

CondItions of Licence

In addition to the conditions, imposed under the Act, this Licence is issued subject to the following conditions:

(a)

the Licensee must not use the Licence Area for any purpose other than the Authorised Purpose;

(b)

the Licensee must observe and perform the Special Provisions strictly and punctually;

(c)

the Licensee must comply with all applicable Legislative Requirements;

(d)

the Licensee must insure as provided in clause 9;

(e)

the Licensee must not become insolvent;

(f)

the Licensee must comply strictly with:

(i)

the Licensee’s covenants in clause 6; and

(ii)

the Licensee’s obligation under clause 7(b);

(g)

the Licensee must take immediate action to suppress any fire, for which there is no permit, that commences on the Licence Area during the execution of an Exploration Program.

5

Licensee’s failure to comply with a condition

5.1

Minister may remedy default

The Minister, or a person appointed by the Minister may take whatever action is necessary to remedy a breach of a Legislative Requirement or Licence condition, without prejudice to any other available remedy.

5.2

Licensee must reimburse Minister

The Licensee must reimburse to the Minister all costs incurred under clause 5.1 within seven days of demand, together with interest at the Interest Rate, calculated from the date of expenditure by the Minister to the date of payment by the Licensee.

6

Licensee’s covenants

6.1

Covenants

The Licensee covenants with the Minister as follows:

(a)

to investigate the mineral potential of the Licence Area by implementing the Exploration Program;

(b)

to give the Director sufficient details of proposed exploration activities to enable assessment of potential environmental effects,

(c)

not to commence work on the Licence Area until Written approval has been received from MRT:

(d)

to complete the Exploration Program and meet the Expenditure Commitment punctually

(e)

to submit to the Director, before the start of the third and each subsequent year of the Term, an Exploration Program for the following year of the Term; and

(f)

to abide by conditions placed on work approvals;

(g)

to comply with the provisions of the Mineral Exploration Code of Practice;

(h)

to notify the relevant land manager before entering onto State Forest or Crown Land and to comply with the reasonable requirements of the land manager when conducting exploration operations;

(i)

to compensate or make available for salvage any forest produce that is removed during exploration on State Forest land at its value at the time of removal, as assessed by the District Forester;

(j)

to give Forest officers and their agents free access to the Licence Area if on State Forest land, including the use of roads and tracks for forestry purposes throughout the Term;

(k)

to ensure that the Licensee’s field personnel are fully aware of, and comply with, the conditions of the Licence and the provisions of the Mineral Exploration Code of Practice;

(l)

to submit reports in the format and with the content specified in the s for Reporting;

(m)

to submit a relinquishment or final report upon expiry, relinquishment or cancellation of all or part of the Licence, at least 30 days before the expiry or surrender date.

7

Increased security deposit

(a)

The Minister may require the Licensee to increase the value of the Deposit whenever, and as often as, the Minister sees fit.

(b)

The Licensee must provide any increased Deposit within 20 Business Days after being required to do so.

8

Licensee’s indemnities and waiver

8.1

Licensee indemnifies Minister for third party risk

The Licensee indemnifies the Minister against all present and future legal liability, claims, or proceedings for:

(a)

personal injury to, or death of a third party;

(b)

either or both loss of, or damage to, property of a third party; and

(c)

financial loss of a third party;

arising from, or attributable to, the Licensee’s presence on or use of,  the Licence Area.

8.2

Iicensee indemnifies Minister against loss and damage

The Licensee indemnifies the Minister against all loss and damage to the Licence Area and all property on it arising from, or attributable to the Licensee’s presence on, or use of the Licence Area.

8.3

Waiver of rights of recovery from the Minister

The Licensee waives all present and future rights to claim against the Minister for:

(a)

personal injury to, or death of, the Licensee:

(b)

either or both loss of, or damage to, any of the Licensee’s property:

(c)

 financial loss to the Licensee;

arising from, or attributable to, tile Licensee’s presence on, or use of the Licence Area.

8.4

Nature of indemnities and waiver

The indemnities and Waiver in this clause 8:

(a)

do not extend to liability caused by the Ministers wrongful (including negligent) act or omission;

(b)

 are continuing obligations of the Licensee, separate and independent from any other obligations; and

(c)

survive the termination of this Licence.

9

Insurance

9.1

Licensee to insure

The Licensee must hold and keep current throughout the Term and until the Licensee. ceases to enter the Licence Area, contracts of insurance with a reputable insurer lawfully carrying on insurance business in Australia, indemnifying:

(a)

the Minister’s and the Licensee’s respective liability for:

(i)

personal injury to, or death of a third party: and

(ii)

either or both loss of, or damage to, the property of a third party;

for at least the sum shown in Item 5 of Schedule 2, for each individual claim or series of claims arising out of a single occurrence, or for such other amount as the Minister reasonably determines from time to time;

(b)

the Licensee’s liability for workers’ compensation; and

(c)

any other risks that the Minister reasonably requires the Licensee to insure against, for the amount stipulated by the Minister, to the extent that the claim for indemnity is not caused by the Minister’s wrongful (including negligent) act or omission.

The liability to be insured against under paragraph (a) is liability arising from, or attributable to, the licensee’s occupation or use of the Licence Area, to the extent that the injury, death, damage or loss is caused by a wrongful (including negligent) act or omission of the Licensee or the Licensee’s employees, agents, sub-contractors or invitees.

9.2

Crown to be named as principal

Insurance under clause 9.1(a) must cover “the Crown in Right of Tasmania” as principal under the insurance contract.

9.3

Licensee to notify Director

The Licensee must notify the Director in writing as soon as practicable:

(a)

if an insurance contract taken out under clause 9.1 lapses, is  cancelled or is materially altered; or

(b)

if an insurance contract taken out under clause 9.1 is materially altered; or

(c)

if the Licensee claims, or becomes entitled to claim under such an insurance contract for something related to this Licence.

9.4

Evidence of insurance

The Licensee must give the Director evidence of

(a)

the terms of, and

(b)

payment of the premium for;

each insurance contract taken out under clause 9.1,

(c)

before the Licensee exercises rights under the L.icence; and

(d)

before each due date for renewal of each such insurance contract.

9.5

Minister may insure

If the Licensee fails to hold or renew each insurance contract required under clause 9.1, then without being obliged to do so, the Minister may:

(a)

take out or renew an insurance contract that the Licensee does not hold or has not renewed; and

(b)

pay any unpaid premium.

The Licensee must pay to the Director, on demand, all costs that the Minister or the Director incurs to do that, and interest on those costs, at the Interest Rate, from the date of outlay to the date of payment.

9.6

Licensee not to prejudice insurance

The Licensee must not do anything that may result in an insurance contract taken out under clause 9.1, or any part of it, becoming invalid or unenforceable.

10 Licence to use Reports

10.1

Grant of licence

Subject to clauses 10.2 and 10.3, the Licensee grants to the Minister a Permanent, irrevocable, free, world-wide, non-exclusive licence (including a right of sub-licence) to use, reproduce, publish, adapt and exploit the Intellectual Property in all Reports, for any Crown purpose.

10.2

Licensee does not warrant ownership

(a)

The Licensee does not warrant ownership of all intellectual Property in the Reports.

(b)

The Licensee must use best endeavours to identify to the Director. those parts of each Report in which another person holds Intellectual Property rights.

10.3

Confidentiality of Reports

(a)

The Minister will keep confidential, for the Term and any renewal of the Term, all Reports about activities lawfully conducted under the Licence, unless:

(i)

the Licensee waives entitlement to confidentiality for a Report; or

iii)

a Report deals exclusively with areas that are no longer part of the Licence Area,

(b)

The Licensee’s right, to confidentiality of the Reports:

(i)

continues under a new consolidated mining licence or other tenement issued on condition of surrender of the original tenement, to enable the granting of the new consolidated mining licence or other tenement; but

(ii)

ceases if the Licensee fails to lodge Reports as required under the Act.

10.4

Moral Rights consent from Licensee

The Licensee unconditionally consents to any infringement of the Licensee’s Moral Rights resulting from any use of the Reports by or on behalf of the Crown, for any Crown purpose.

10.5

Moral Rights consent from third party authors

To the extent that a third party has Moral Rights in the Reports, the Licensee warrants that it has obtained the third party’s unconditional consent to any use of those materials by or on behalf of the Crown, for any Crown purpose.

10.6

Supply of documentary evidence

If the Director so requests, the Licensee must promptly provide to the Director, all Moral Rights consents required by clauses 10.4 and 10.5.

11

Goods and Services Tax

11.1

 GST exclusive

Subject to any other provision of this Licence expressing a contrary intention, if GST is imposed on a supply made under it, then the party paying for the supply must pay the amount of the GST to the party making the supply, at the same time as, and in addition to, the amount payable for the supply.

11 2 Tax invoice

A party making a taxable supply under this Licence must give the recipient a tax invoice for the taxable supply when that supply is made.

11.3

Entitlement to input tax credit

If, under this Licence, a party is required to indemnify another party, or to make a reimbursement or contribution, to another party, and that other party can obtain an Input Tax Credit on an acquisition associated with that indemnity, reimbursement or contribution, then the amount the party is required to pay is:

(a)

      reduced by the amount of that input Tax Credit: but

(b)

increased by any GST payable by that other party in respect of the indemnity, reimbursement or contribution.

11.4

Defined terms in GST Act apply

In this clause “GST” refers to goods and services tax under A New Tax System (Goods and Services) Act 1999 (“GST Act”) and the terms used have the meanings as defined in the GST Act.

12.1

Giving a notice

(a)

A notice or other communication to be given or made under this Licence must be in writing and addressed, as the case may he, to the receiving party at their address in Schedule 1

(b)

A party may from time to time change its address or number for service by giving written notice to the other party.

12.2

Serving a notice.

A notice or other communication is taken to have been duly served:

(a)

in the case of hand delivery - when delivered:

(b)

if sent by prepaid post - on the third Business Day after the date of posting;

(c)

if sent by facsimile transmission (if the sending facsimile machine produces a print out of the time, date and uninterrupted transmission record of the sending of the notice) — upon completion of sending if completion is within ordinary’ business hours in the place where the recipient’s facsimile machine is located, but if not, then at 9.00 arm on the next Business Day.

12.3

Sufficiency of notice etc

A notice or other communication to be given or made under this Licence, is sufficient if:

(a)

in the case of the Minister, it is signed by the Minister, or a duly authorised officer of the Minister’s Department, or the Minister’s solicitors;

(b)

in the case of the Licensee, it is signed by the Licensee or the Licensee’s agent or solicitors.

12.4 Signatures

A printed or copied signature is sufficient when sending a demand, written consent or other communication by facsimile transmission,

13 - Exercise of powers

13.1

Minister may delegate

The Minister may exercise any posers, authorities and discretions through permanent officers or any other person or corporation appointed in writing for that purpose.

13.2 Minister’s consent

If the Minister’s consent is required to he obtained under the provisions of this Licence, the Minister may give or withhold the consent at the Minister’s absolute discretion and on the conditions  that the Minister imposes.

14

Governing law and jurisdiction

14.1

Law of Tasmania

This license is governed by the law of Tasmania and the parties submit to the jurisdiction of the Courts of Tasmania.

14.2

Proceedings issued under or about this Licence

Any proceedings  issued against the Minister or the Director under or about this Licence, must be instituted either:

(a)

in a Tasmanian court; or

(b)

in the Federal Court, from the Tasmanian Registry of that court.

15

Confidentiality

(a)

Despite any confidentiality or intellectual property right subsisting in this Licence or a schedule, appendix annexure or attachment to it, either party may publish all or any part of it without reference to the other.

(b)          Nothing in this clause derogates from a party’s obligations under the Personal Information Protection Act of 2004 (Tas) or the Privacy Act 1988 (Cwlth).

Executed as a deed.

Signing page

Dated:   ______________

Signed Sealed and Delivered for

The Crown In Right of Tasmania

by the Honourable Bryan

Alexander Green MR being and as

the Minister for Energy & Resources

in the presence of:

Signature of witness

Name of witness (block letters)

Address of witness

Occupation

Executed for and on behalf of

Great South Land Minerals Limited.

(ACN 068 650 386) under section

127(1) of the Corporations Act 2001

(Cwlth):

2010

Director

Director/Secretary

Schedule 1

The Licence Area

The area shown surrounded by magenta lines on the attached map of the Licence Area including the areas within those magenta lines, shown on the attached map of the Excluded Areas

Excluded. Areas

As shown on the attached map

Total area of the Licence Area:

3108 sq. km.

Addresses for service of notices

1.

The Minister:

As in the Details

2.

The Licensee:

As in the Details

Schedule 2

Item 1 (Refer clause 1 1 “Authorised Purpose”)

Mineral Category:

 Category 4 — Petroleum. (Oil & Gas) excluding coal seam gas.

Item 2 (Refer clauses 1.1 and 6.1 “Covenants”)

The Expenditure Commitment for the first two years of the Term is as follows:

Year 1: $3,025,000

Year 2: $4,525,000

Total minimum expenditure for first two years $7,550,000

The Exploration Program for the first two years of the Term is as follows:

Year 1: Completion of the Bellevue #1well with a

petroleum industry standard drilling rig to a depth of2800m.

Year 2: Completion of the Thunderbolt #1 well with a

petroleum industry standard drilling rig to a depth of 2600m.

Item 3 (Refer  clause 1.1 “Deposit”)

Deposit

$75,000.00 prior to issue of the license;

to be raised to $200,000.00 per drill site before approval  to drill will be given.

Item 4 (Refer clause 1.1, “Term”)

Term starting date:          17/5/2010

Item 5 (Refer clause 9.1(a))

Public risk insurance cover:

$10 Million.

Schedule 3

Special Provisions

This licence is subject to the Schedule for Onshore Exploration of Petroleum, Coal Seam Gas or Geothermal Substances as amended from time to time.

17